UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 1, 2012

WMI LIQUIDATING TRUST
(Exact name of registrant as specified in its charter)

Commission File Number:  1-14667

WASHINGTON	45-6794330
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1201 THIRD AVENUE, SUITE 3000
SEATTLE, WASHINGTON 98101
(Address of principal executive offices, including zip code)

(206) 432-8887
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The WMI Liquidating Trust (the “Trust”) is filing this Amendment No. 1 on Form 8-K/A to the Trust's Current Report on Form 8-K dated August 1, 2012, which was originally filed on August 7, 2012 (the “Original 8-K”), to make a correction to the WMI Liquidating Trust Agreement, dated as of March 6, 2012, by and among Washington Mutual, Inc., WMI Investment Corp., William C. Kosturos and CSC Trust Company of Delaware, as amended, which was filed as Exhibit 10.2 to the Original 8-K.

Except for the foregoing, this Amendment No. 1 does not amend the Original 8-K in any way and does not modify or update any other disclosures contained in the Original 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Original 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.2	WMI Liquidating Trust Agreement, dated as of March 6, 2012, by and among Washington Mutual, Inc., WMI Investment Corp., William C. Kosturos and CSC Trust Company of Delaware, as amended.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMI LIQUIDATING TRUST

Date: September 4, 2012	By:	/s/ Charles E. Smith
Charles E. Smith
General Counsel, WMI Liquidating Trust on behalf of Washington Mutual, Inc. and WMI Investment Corp.

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